EXHIBIT 10.25

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment No. 11 to
Master Services Agreement

The Master Services Agreement, dated as of December 31, 2018, between Juniper Networks, Inc. (“Customer”) and International Business Machines Corporation (“Provider”), as previously modified by Change Orders (the “Agreement”), is hereby amended as set forth in this amendment (“Amendment No. 11”), effective as of September 1, 2021 (the “Amendment Effective Date”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, Customer and Provider hereby agree as follows as of the Amendment Effective Date:

1.INTRODUCTION

a.The Customer has requested End User support services for [***] and the Parties have discussed certain changes to Exhibit I (Service Locations) to adding the new sites listed above as set forth in this Amendment No.11; and

b.The Parties have determined the following:

2.GENERAL

a.The Agreement, as amended by this Amendment No. 11, sets forth the entire agreement and understanding of the Parties with respect to the matters set forth herein and therein, and supersedes all prior negotiations, agreements, arrangements, and undertakings with respect to the matters set forth herein and therein. No representations, warranties, or inducements have been made to any Party concerning the matters set forth in this Agreement, as amended by this Amendment No. 11, other than the representations, warranties, and covenants contained and memorialized in the Agreement, as amended by this Amendment No. 11.

b.In the event of a conflict or inconsistency between the terms of this Amendment No. 11 and those in the Agreement, the terms of this Amendment No. 11 shall control and govern.

3.CHANGES TO IBM EXHIBIT I (SERVICE LOCATIONS)

Exhibit I (Service Locations), Section 2, Customer Facilities, is modified by adding the following:
“End User Services will be provided as On-site, Dispatch or Remote according to the following table:

City	Country	Geo	On-site vs dispatch
***	***	***	***
***	***	***	***
* IBM to provide to Dispatch Support to the locations only upon prior Juniper request and approval.

[***] dispatch service charges will be invoiced at [***] for the first hour and [***] for each subsequent hour.

[***] dispatch service charges will be invoiced at [***] per hour.

Annual Economic Change Adjustment (ECA) is applicable and will start January 1, 2022.

The actual number of hours per site spent by the Engineer onsite will be invoiced to Juniper in [***].”

Except for the modifications set forth above, all of the other terms and conditions of the Agreement (including its Schedules and Exhibits) remain in full force and effect. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT NO. 10 AND AGREES TO BE BOUND BY THE TERMS HEREOF.

JUNIPER/IBM CONFIDENTIAL
AMENDMENT No.11

IN WITNESS WHEREOF, Customer and Provider each has caused this Amendment No. 11 to the Agreement to be signed and delivered by its duly authorized officer.

JUNIPER NETWORKS, INC.		INTERNATIONAL BUSINESS MACHINES CORPORATION
Signed:	/s/ Gail Provenzano	Signed:	/s/ Wilfred Stikkelman
Name(print):	Gail Provenzano	Name(print):	Wilfred Stikkelman
Title:		Title:
Date:	October 6, 2021	Date:	September 29, 2021

JUNIPER/IBM CONFIDENTIAL
AMENDMENT No.11